SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2010

AMERITYRE CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	000-50053	87-0535207
(State or other jurisdiction	(Commission File Number)	(IRS Employer ID No.)
of incorporation)

1501 Industrial Road, Boulder City, Nevada  89005

(Address of principal executive office)

Registrant's telephone number, including area code: (702) 294-2689

Copies to:

John C. Thompson, Esq.

John C. Thompson, LLC

1371 East 2100 South, #202

Salt Lake City, Utah 84105

Phone: (801) 363-4854

Fax: (801) 606-2855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The Company’s Annual Meeting of Shareholders held on December 1, 2010 in Boulder City, Nevada, included a presentation by the Louis Haynie, the Company’s board chairman, Michael Kapral, the Company’s CEO and President and Timothy Ryan, a director.  In the presentation, Mr. Haynie, Mr. Kapral and Mr. Ryan summarized the Company’s business and operational status and discussed strategic and operational plans going forward.

The above presentation is attached hereto as Exhibit 99.1.  The information is being furnished, not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

For more information on Amerityre and the full presentation from the 2010 Annual Shareholders meeting, visit the website at www.amerityre.com

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 – Shareholder presentation 12-1-10

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  December 1, 2010

AMERITYRE CORPORATION

By: /S/ Michael Kapral

Michael Kapral

CEO and President